PROJECT PROFILE
Parker Station Flats Robbinsdale, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $53.1 million new construction of the Parker Station Flats development in Robbinsdale, MN. The five story project will create 198 new units of housing. The proposed project site will be located near multiple Metro Transit high frequency and express bus route stops and also is in an Opportunity Zone. There are also grocery, retail, restaurants, services, and recreational areas within the immediate neighborhood.

HIT ROLE	The HIT is purchasing $41.3 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Dougherty Mortgage, LLC. The loan will be collateralized with a mortgage loan insured under Section 221(d)(4) of the National Housing Act.

SOCIAL IMPACT

This project is being built to qualify as a LEED for Homes development. It will contain a mix of studios, one-bedroom, two-bedroom and three-bedroom units. The main level will include a partially underground parking level and additionally fully underground parking level below it.

The project is HIT’s 92nd project in Minnesota.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $41 Million	Total Development Cost $53 million	198 Units of housing	508,780 Hours of Union Construction Work Generated	$16.9 Million Tax revenue generated	$112.4 million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Parker Station Flats Robbinsdale, MN

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

— Dan McConnell, Business Manager, Minneapolis Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

11/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com